                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 2, 1998


                          First Midwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-10967                     36-3161078
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)             Identification No.)


       300 Park Boulevard, Suite 405, Itasca, Illinois       60143
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          (Address of principal executive offices)         (Zip Code)


                                 (630) 875-7450
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               Registrant's telephone number, including area code


                                      N.A.
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            (Former name and address, if changed since last report)
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                               September 2, 1998

Item 5. Other Events
--------------------

First Midwest Bancorp, Inc. today announced its intention to repurchase up to 850,000 shares or approximately 3% of its common stock outstanding.

The repurchases are anticipated to be effected in open market, privately negotiated and other transactions with the shares acquired to be used in connection with the Company's stock option and dividend reinvestment plans and for other corporate purposes. Unless sooner satisfied by executed repurchases, the 850,000 share repurchase authorization expires on November 14, 1998.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(a) and (b) not applicable

(c) Exhibit Index:

    99 Press release issued by First Midwest Bancorp, Inc. dated September 2, 1998.


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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                               September 2, 1998


The following Items are not applicable for this Form 8-K:

     Item 1.   Changes in Control of Registrant

     Item 2.   Acquisition or Disposition of Assets

     Item 3.   Bankruptcy or Receivership

     Item 4.   Changes in Registrant's Certifying Accountant

     Item 6.   Resignations of Registrant's Directors

     Item 8.   Change in Fiscal Year

     Item 9.   Sales of Equity Securities Pursuant to Regulation S

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               September 2, 1998

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                First Midwest Bancorp, Inc.


                                             -------------------------------
                                                        (Registrant)



Date:  September 2, 1998                           DONALD J. SWISTOWICZ

                                              -------------------------------
                                                   Donald J. Swistowicz
                                                 Executive Vice President

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